LICENSE AGREEMENT

THIS LICENSE AGREEMENT made and entered into as of October 1, 1999, is between AMPEX CORPORATION, a corporation of Delaware, having a place of business at Redwood City, California ("LICENSOR"), and UltraCard, Inc., a corporation of Nevada, having a place of business at Campbell, California ("LICENSEE").

                                   WITNESSETH:

WHEREAS, LICENSOR has developed propriety and trade secret technology relating to the recording and reproduction of information on magnetic media using a low coercivity magnetic layer, generally referred to as "Keepered Media Technology," and has obtained patents in the United States and elsewhere relating to such technology ("Keepered Media Patents"); and

WHEREAS, LICENSEE has developed propriety and trade secret technology for enhancing the recording of information on magnetic media particularly suitable for use as a recordable strip or surface on a transportable card or as a portable card ("Magnetic Card"); and

WHEREAS, LICENSEE wishes to incorporate Keepered Media Technology in the development of its Magnetic Cards and wishes to incorporate Keepered Media Technology into its development, manufacture, use and/or sale of Magnetic Cards and to that end, LICENSEE believes it appropriate to have, and is desirous of acquiring and has requested LICENSOR to grant it, a non-exclusive licenses to use its Keepered Media Technology in Magnetic Cards; and

WHEREAS, LICENSEE is desirous of having assurance that its Magnetic Cards may be manufactured, used and sold throughout the world, without risk of infringement of such patents of LICENSOR; and to that end, LICENSEE believes it appropriate to have, and is desirous of acquiring, and has requested LICENSOR to grant it, a non-exclusive license under the Keepered Media Patents for Magnetic Cards.

NOW, THEREFORE, in consideration of the foregoing and in consideration of the mutual terms hereinafter set forth, the parties hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

Section  1.     "MAGNETIC  CARD"  means  a data card, transaction card, portable
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card  or  other  transportable  card disposed for writing and reading storage of information through use of linearly, radially, accurately or circumferentially shaped tracks for storing magnetic signals, and which incorporates KEEPERED MEDIA TECHNOLOGY.

Section  2.     "MAGNETIC  CARD  RECORDER"  means  a recorder utilizing magnetic
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media  for  recording  and/or  reproducing  information  on  a  MAGNETIC  CARD.

Section  3.     "REPLACEMENT  PART"  means  a  non-consumable  component  or
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subassembly,  covered  by  KEEPREED  MEDIA  PATENT  or  KEEPREED  MEDIA  PATENT
APPLICATION, for use in MAGNETIC CARD RECORDER previously sold, leased, used or otherwise disposed of by LICENSEE under this Agreement.

Section 4.     "LICENSED PRODUCT" means a MAGNETIC CARD, MAGNETIC CARD RECORDER,
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or  REPLACEMENT  PART covered by one or more of the claims of the KEEPERED MEDIA
PATENTS.


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
Section  5.     "KEEPERED  MEDIA"  means a recording medium using low coercivity
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magnetic  material  to enhance its recording and/or reproducing characteristics.

Section  6.     "KEEPERED  MEDIA  PATENTS"  means the patents and utility models
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listed  on  the  attached SCHEDULE. A useful in MAGNETIC CARDS and MAGNETIC CARD
RECORDERS with respect to which LICENSOR shall have the right to grant licenses of the scope herein granted without the payment of royalties or other consideration to third parties, except for payments to an AFFILIATE of LICENSOR. LICENSOR represents that it has used its best efforts to list in attached SCHEDULE A all patents useful in MAGNETIC CARDS and MAGNETIC CARD RECORDERS in the field of this license owned by it and issued or published prior to the date of this Agreement. In the event that any of such patents have been omitted, they will be added to SCHEDULE A at any time at the request of LICENSEE.

Section  7.     "KEEPERED  MEDIA PATENT APPLICATIONS" means all applications for
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patent  and  utility  model of any country of the world useful in MAGNETIC CARDS and MAGNETIC CARD RECORDERS having a filing date prior to October 1, 1999, and any counterpart patent applications of other countries, and any continuations, reissues or divisionals of such applications, regardless of filing, which when issued or published will become "KEEPERED MEDIA PATENTS." Upon request of LICENSEE, LICENSOR will provide an updated copy of SCHEDULE A showing with current information regarding KEPPERED MEDIA PATENTS.

Section  8.     "KEEPERED  MEDIA  TECHNOLOGY"  means  the  proprietary and trade
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secret  technology  developed by LICENSOR and useful in the design, development, manufacture, recording and reading of MAGNETIC CARDS using low coercivity magnetic material to enhance its recording and/or reproducing characteristics.

Section  9.     "LICENSED  TRADEMARK"  means "Keepered Media" in word, stylized,
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graphic  or  logo  form.

Section  10.     "AFFILIATE"  as used herein with reference to any party hereto,
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means  any  person, association, corporation or other legal entity in which such party owns, directly or indirectly, a beneficial interest of ten percent (10%) or more, or which, directly or indirectly, owns a beneficial interest of ten percent (10%) or more in such, party, or which, directly or indirectly, controls, or is controlled by, or under common control with, such party, For the purpose of this definition, the terms "controls," "controlled by" or "under common control with," as used with respect to any person, firm, corporation or other legal entity means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, firm, corporation or other legal entity, whether through the ownership of voting securities, or by contract, or otherwise.

Section  11.     "SUBSIDIARY,"  as used herein with reference to a party hereto,
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means  a  corporation  or  other  legal entity, more than fifty percent (50%) of whose outstanding shares of stock or other securities entitled to cote for the election of directories or other managing authority (other than any shares of stock whose voting rights are subject to restriction) is owned or controlled by such party, directly or indirectly.

Section  12.     "ROYALTY  YEAR"  shall  mean the twelve month period commencing
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from  October  1  of  each  year.

                                   ARTICLE II
                                GRANT OF LICENSE

Section  1.     LICENSOR  hereby  grants  to LICENSEE a personal, non-exclusive,
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indivisible,  non-transferable  license  under  the  KEEPERED  MEDIA PATENTS and
KEEPERED  MEDIA  PATENT


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
APPLICATION  to  which  reference  is  made in Section 6 and 7, respectfully, of
ARTICLE I hereof, to make, and use, sell, lease or otherwise transfer LICENSED PRODUCTS throughout the world. LICENSOR further grants to LICENSEE a personal, non-exclusive, indivisible, non-transferable license to use KEEPERED MEDIA TECHNOLOGY.

Section  2.     The licenses granted under Section 1 of this Article II shall be
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exclusive  as  long  as  LICENSEE  shall meet and continue to meet the following requirements:
a. LICENSEE shall establish and maintain a business for the manufacture and sale of LICENSED PRODUCTS
b. LICENSEE shall make all minimum royalty payments required for exclusivity under Section 3 of Article IV.
Upon any failure of LICENSEE to meet any of the requirements to maintain LICENSEE's license under this Agreement as exclusive, the license shall become non-exclusive forthwith and shall remain non-exclusive for the remaining term of the License Agreement.

                                   ARTICLE III
                                      TERM

The term of the patent license herein granted shall commence as of the date first set forth above and shall continue as to each KEEPERED MEDIA PATENT for its life and as to each KEEPERED MEDIA PATENT APPLICATION for the life of any patents issuing thereon, unless this license if terminated sooner in accordance with the provisions of ARTICLE VIII, hereof. The term of the license herein granted under KEEPERED MEDIA TECHNOLOGY shall commence as of the date first set forth above and shall continue in perpetuity, unless his license is terminated sooner in accordance with the provisions of ARTICLE VIII, hereof.

                                   ARTICLE IV
                              PAYMENT AND ROYALTIES

Section 1.     As to each MAGNETIC CARD manufactured by or for LICENSEE and sold
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or otherwise disposed of by LICENSEE or manufactured, sold or otherwise disposed of by others under license for LICENSEE throughout the world until expiration of the last to expire of the KEEPERED MEDIA PATENTS, LICENSEE shall pay the following royalties to LICENSOR during each ROYALTY YEAR.

     $0.05  per  MAGNETIC  CARD  for  the  first  300  million  MAGNETIC  CARDS
     $0.03  per  MAGNETIC  CARD  for  the  next  300  million  MAGNETIC  CARDS
     $0.01  per  MAGNETIC  CARD  for  each  addition  MAGNETIC  CARD

Section 2.     As to each MAGNETIC CARD manufactured, sold or otherwise disposed
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of  by  LICENSEE  or manufactured, sold or otherwise disposed of by others under license from LICENSEE throughout the world for a period of five (5) years after expiration of the last to expire of the KEEPERED MEDIA PATENTS, LICENSEE shall pay the following royalties to LICENSOR during each ROYALTY YEAR:

     $0.02  per  MAGNETIC  CARD  for  the  first  300  million  MAGNETIC  CARDS
     $0.01 per MAGNETIC CARD for the next 300 million MAGNETIC CARDS $0.005 per MAGNETIC CARD for each addition MAGNETIC CARD


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
Section  3.     As  to  LICENSED PRODUCTS other than MAGNETIC CARDS, the royalty
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due  until  expiration of the last to expire of the KEEPERED MEDIA PATENTS shall be three percent (3%) of net sales, which shall be gross sales less actual discounts, sales commissions, freight, taxes and returns.

Section  4.     The minimum royalties to be paid by LICENSEE to LICENSOR for all
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LICENSED  PRODUCTS  to  maintain  it  exclusivity  shall  be  as  follows:

   First Year                    $ 0
   Second ROYALTY YEAR           Royalties of at least $875 thousand per quarter
   Third ROYALTY YEAR            Royalties of at least $15 million for the year
   Fourth ROYALTY YEAR           Royalties of at least $24 million for the year
   Each Subsequent ROYALTY YEAR  Royalties of at least $24 million for the year

Section 5.     It is understood and agreed that all sums of money referred to in
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this Agreement as being payable by LICENSEE to LICENSOR shall be sums payable at a United States Bank to be designated by LICENSOR, in the United States dollars.

Section  6.     Within  sixty (60) day after March 31, June 30, September 30 and
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December  31 of each year, LICENSEE shall submit to LICENSOR an accurate written report, duly certified once a year by LICENSEE's chief financial officer, setting forth for LICENSEE, and for each sublicensee of LICENSEE, the number of MAGNETIC CARDS sold, leased or otherwise transferred during the preceding quarter, the total number of MAGNETIC CARDS sold, leased, or otherwise transferred to date during the current year and the royalty payable. LICENSEE also shall report the actual royalties paid if such amount is greater than the royalties payable in order to maintain exclusivity.

Section  7.     Payments  provided for in this Agreement shall, when delinquent,
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be  subject to a late payment charge calculated at an annual rate of 3% over the prime rate or successive prime rates in effect in New York, New York, U.S.A. during the delinquency. However, if the rate of such late payment charge exceeds the maximum permitted by law, such charge shall be reduced to such maximum rate.

                                    ARTICLE V
                              RIGHT TO SUBLICENSEE

Section  1.     LICENSEE's  right  to  grant  sublicenses  under  this  License
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Agreement  shall  be  subject  to  the  following  prerequisites:

a. LICENSEE shall have satisfied and continues to satisfy the requirements set forth in Section 2 of Article II to maintain an exclusive license under this Agreement.

b. LICENSEE shall have notified LICENSOR of the identity of the proposed sublicensee and received LICENSOR's written approval, which approval shall not be unreasonably withheld.

Section 2.     Any sublicense granted by LICENSEE shall be of a scope no greater
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than  the  non-exclusive  license  granted  under  Section 1 of this Article II.

Section  3.     LICENSEE shall not have the right to grant sublicenses under the
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LICENSED  TRADEMARK.


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
Section 4.     LICENSEE shall not have the right to grant to any sublicensee the
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further  right  to  grant  any  sublicenses.

Section  5.     LICENSEE  shall  include  a  provision  in  each sublicense that
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termination  of  the  License  Agreement  shall  terminate  the  sublicense.

Section  6.     LICENSEE  shall  include  a  provision  in  each  sublicense
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substantially  identical  to  Article  VII  hereof, but giving both LICENSEE and
LICENSOR the right audit. LICENSEE shall provide to LICENSEE a copy of the results of any audit conducted by LICENSOR.

                                   ARTICLE VI
                                   TRADEMARKS

Section  1.     LICENSOR  hereby  grants  to  LICENSEE  for  the  term  of  this
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Agreement,  a  non-exclusive  license  to  affix or have affixed to the LICENSED
TRADEMARK to LICENSED PRODUCTS manufactured for sale or for use worldwide, provided, however, that should LICENSEE intend to affix the LICENSED TRADEMARK to the LICENSED PRODUCTS in any location or in any manner other than as already approved by LICENSOR, LICENSEE shall submit an example of such use to LICENSOR for LICENSOR's approval, which approval shall not be unreasonably withheld.

Section  2.     The  benefit of this Agreement shall be personal to LICENSEE who
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shall  not,  without  the prior written consent of LICENSOR, which consent shall not be unreasonably withheld, assign the same or any part with any of its rights of obligations hereunder. No rights are granted hereby to LICENSEE to grant franchises or sublicenses with respect to the LICENSED TRADEMARK.

Section  3.     LICENSEE  shall submit to LICENSOR for prior approval samples of
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all  advertising  or promotional material, packaging, or such other materials on which the LICENSED TRADEMARK appear, or are intended to be used in relation to the LICESED PRODUCTS, and LICENSEE agrees to make any requested changes to the satisfaction of LICENSOR on such packaging, advertisements, and any other materials bearing the LICENSED TRADEMARK. Once such approval has been given or waived by LICENSOR, further approval of the same subject matter need not be obtained for future or repeated use, except upon the request of LICENSOR in the event LICENSOR adopts a material change in the any of the LICENSED TRADEMARK as used in its business, but all such material shall be consistent with the maintenance of the excellent reputation of LICENSOR.

Section  4.     LICENSOR  represents  that  it  is  the  exclusive  owner of the
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LICENSED  TRADEMARK.  All  use  of  the  LICENSED  TRADEMARK, or any of them, by
LICENSEE shall be for the benefit of and on behalf of LICENSOR, no rights are assigned with respect to the LICENSED TRADEMARK, or any of them, except for the right to use the LICENSED TRADEMARK pursuant to the Agreement; and neither LICENSEE not its employees shall be a party to any application to register the LICENSED TRADEMARK, or any of them, or any translation or imitation thereof, LICENSEE shall not knowingly commit, cause, or be a party to any act inconsistent with the preservation of the rights LICENSOR in and to the LICENSED TRADEMARK.

Section  5.     At the request of LICENSOR at LICENSOR's expense, LICENSEE shall
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(a) furnish proof of use of the LICENSED TRADEMARK in any country in which it is used by LICENSEE, and (b) execute any papers or documents necessary to protect the rights of LICENSOR and such documents as may be reasonably required to support such activity. LICENSOR shall bear the cost of any registration or renewal of its proprietary rights in the LICENSED TRADEMARK, or any of them.


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
Section  6.     LICENSEE  shall affix any notices, such as patent numbers, etc.,
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as  may be reasonably required by LICENSOR to any LICENSED PRODUCTS manufactured under this Agreement. Such notices shall be affixed at a reasonably visible location in the manner required by LICENSOR along with any other notices which may be required by the local law in which the LICENSED PRODUCTS are manufactured or sold.

Section  7.     LICENSEE  shall  advise LICENSOR promptly upon becoming aware of
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activity  by any unlicensed third party which constitutes infringement of any of the LICENSED TRADEMARK licensed hereunder. LICENSOR reserves the exclusive right to decide whether to institute a lawsuit and to assume full control over the proceedings thereof.

Section  8.     The quality of all LICENSED PRODUCTS produced and sold under any
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of the LICENSED TRADEMARK, shall be reasonably maintained by the LISENSEE to the satisfaction of LICENSOR. LICENSEE will not use any of the LICENSED TRADEMARK on any other product until it has received the approval of such use from LICENSOR, which approval shall not be unreasonably withheld.

Section  9.     Upon  request  of  LICENSOR and with reasonable notice, LICENSEE
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shall  provide, during the initial approval process and at subsequent intervals, the opportunity for a representative of LICENSOR to conduct inspections of the manufacturing and storage operations of LICENSEE during normal business hours with respect to any LICENSED PRODUCTS, for the purposed of verifying that the nature and quality thereof and the use of the LICENSED TRADEMARK are in compliance with the requirements of this Agreement. At the request of LICENSOR, LICENSEE will supply for inspection of LICENSOR, or its authorized representative, regular production samples of each model of product type of LICENSED PRODUCTS (upon which any of the LICENSED TRADEMARK is used) or other evidence showing the quality of the products provided by LICENSEE. In the event the nature or quality of the LICENSED PRODUCTS or the use of any of the LICENSED TRADEMARK is not in compliance with the requirements of this Agreement, and if after reasonable notice to LICENSEE of at least 60 days, specifying the nature of the deficiency and setting forth LICENSOR's recommendations as to how to remedy such deficiency, the deficiency has not been corrected so as to comply with the requirements of this Agreement, LICENSOR upon thirty (30) days notice may at its sole discretion suspend the license to use the LICENSED TRADEMARK in connection with the LICENSED PRODUCTS in question until the deficiency has been corrected.

Section  10.     LICENSEE shall indemnify and hold LICENSOR harmless against all
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claims,  suits,  costs, damages and judgements incurred, claimed or sustained by third parties, whether for personal injury or otherwise, arising out of the manufacture or sale of products or services under any of the LICENSED TRADEMARK.

                                   ARTICLE VII
                                     RECORDS

Section  1.     LICENSEE  will keep true records of account, including copies of
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invoices and other records, in sufficient detail to enable the royalties payable hereunder to be determined, and agrees to permit such invoices and records to be audited at any reasonable time during business hours by an independent certified public accountant selected by LICENSOR (which shall be a major national accounting firm) to the extent necessary to verify the royalty reports and payments herein provided for; provided, however, that said independent certified public accountant shall report no details of his audit unless the audit shows the reports to have been inaccurate. If such audit shows additional royalties to be due, LICENSEE shall within thirty (30) days from the date of the audit report either pay the additional amount to LICENSOR or object to such audit report, in which event the details of the audit shall be made available to both parties. If the additional royalties due for the period of the audit are greater than five percent (5%) of the royalties reported and paid, LICENSEE shall pay


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
the cost of the audit. If such audit report shows that excessive royalties have been paid, LICENSOR and LICENSEE shall, prior to crediting such excess to further royalties, be entitled to review such audit details, unless LICENSEE shall waive the right to such credit. Any such information pertaining to the audit shall be treated as confidential information.

                                  ARTICLE VIII
                          INFRINGMENT BY THIRD PARTIES

Section  1.     In  the  event  either party determines that any of the LICENSED
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PATENTS  is  infringed  by  a  product within the scope of LICENSED PRODUCTS, as defined herein, such party shall promptly notify the other party, in writing, setting forth the basis for its belief of such infringement. LICENSOR and LICENSEE shall meet and conger to determine action to be taken.

Section  2.     LICENSOR  shall have the right, but not the obligation to pursue
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such  infringement,  including  the  filing  of  an  infringement  action,  at
LICENSORS's  sole  expense.

Section  3.     In  the  event  LICENSOR,  at  any  point  in  pursuing  such
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infringement, elects not pursue the infringement any further, LICENSOR may grant to LICENSEE the right continue pursuit of such matter, including the filing of an infringement action, at LICENSEE's sole expense, provided

a.     LICENSEE  has  complied  with  all  of its obligation under the Agreement
b. LICENSEE has maintained exclusivity as provided in Article II, Section 2, and
c. LICENSEE has complied with any other reasonable requirements imposed by LICENSOR as a condition for such action.

Section  4.     In the event litigation is commenced by either party, such party
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shall  bear  the  burden  of all expenses of such litigation, including, without limitation, attorneys fees and court costs. The party bringing the action shall timely provide to the other party, at its expense, complies of all pleadings and other papers filed or received in connection with the suit. The other party shall have the right to participate in any such litigation tough its owl legal counsel, at its own sole expense.

Section  5.     Any  settlement  of such litigation shall require the consent of
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both  parties,  which  consent  shall  not  be  unreasonably  withheld, From the proceeds of any settlement or final conclusion of any litigation, any amounts so recovered shall be applied first to the reimbursement of the litigation expenses, including attorneys fees, of the party bringing such suit. In the event the proceeds are insufficient for such reimbursement, the non-reimbursement of any unpaid litigation expenses shall be borne by such party and no credits shall be allowed in any event against royalties due hereunder. In the event the proceeds are in excess of the reimbursement, any remaining amount shall be shared between the parties, two-third (2/3)to the party bringing suit and one third (1/3) to the other party.

                                   ARTICLE IX
                                   TERMINATION

Section  1.     LICENSEE  acknowledges  that  this  License  Agreement  and  the
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obligations  herein  undertaken are predicated upon LICENSOR's trade secrets and proprietary information in the KEEPERED MEDIA TECHNOLOGY, as well as KEEPERED MEDIA PATENTS and KEEPERED MEDIA PATENTS APPLICATIONS. Nothing in this Agreement is intended to or shall be construed to require LICENSEE to take a license under any KEEPERED MEDIA PATENTS or KEEPERED MEDIA PATENT APPLICATION listed in SCHEDULE A, and any KEEPERED MEDIA PATENTS or KEEPERED MEDIA PATENT APPLICATION may be deleted from such SCHEDULE upon thirty (30) days written notice prior thereto, thereby relinquishing the license thereunder. If, in accordance with the provisions of this Section, LICENSEE acts to delete all of the KEEPERED MEDIA PATENTS and KEEPERED MEDIA PATENT APPLICATIONS


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
from SCHEDULE A, then this Agreement shall terminate automatically upon the effective date of such deletion.

Section  2.     LICESEE  shall  not  withhold any royalty payments because of an
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alleged invalidity of any KEEPERED MEDIA PATENT, except as provided hereafter in this section with respect to KEEPERED MEDIA PATENTS of the United States. Royalty payments shall not be withheld by LICENSEE because of an alleged invalidity of a KEEPERED MEDIA PATENT of the United States unless LICENSEE gives LICENSOR thirty (30) days prior written notice of its intention and the basis of the alleged invalidity. If LICENSEE withholds royalties because of an alleged invalidity of a KEEPERED MEDIA PATENT if the United States, or gives notice of its intention to do so, or challenges the validity of any such KEEPERED MEDIA PATENT, LICENSOR shall have the right to unilaterally delete such KEEPERED MEDIA PATENT from SCHEDULE A of this Agreement thereby terminating all license privileges to LICENSEE thereunder, except as to this Agreement thereby terminating all license privileges to LICENSEE thereunder, except as to any LICENSED PRODUCT in respect of which a royalty had previously been paid to LICENSOR pursuant to this Agreement. LICENSOR may exercise such right to delete by notice to LICENSEE at any time after the right to delete such KEEPERED MEDIA PATENT arises.

Section  3.     If LICENSEE shall fail to render reports or make any payments as
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and  when  due  hereunder  or shall otherwise be in default of any obligation of this Agreement, LICENSOR shall have the right to give written notice thereof to LICENSEE, and, if within sixty (60) days after the date of such notice, LICENSEE shall not have cured such default, the LICENSOR may, at its option, cause this Agreement to terminate forthwith by giving written notice to the effect to LICENSEE.

Section  4     To  the extent permitted by law, LICENSOR shall have the right to
----------
terminate this Agreement at any time upon or after filing by LICENSEE of a petition in bankruptcy or insolvency, or upon or after the filing by LICENSEE of any petition or answer seeking reorganization, readjustment or rearrangement of the business of LICENSEE under any law or any government regulation relating to bankruptcy or insolvency, or upon or after the appointment of a receiver for all, or substantially all, of the property of LICENSEE, or upon or after the making by LICENSEE of any assignment or attempted assignment for the benefit or creditors, or upon or after the institution by LICENSEE of any proceedings for the liquidation or winding up of its business, or for the termination of its corporate charter; and upon the exercise of such right, this Agreement shall terminate fifteen (15) days after notice in writing, to that effect, has been given by LICENSOR to LICENSEE.

Section 5.     No failure or delay on the part of LICENSOR to exercise its right
----------
of termination hereunder for any one or more defaults shall be construed to prejudice its right of termination for such, or any other, or subsequent default.

Section  6.     Any  termination as provided herein shall not in any way operate
-----------
to limit any of LICENSOR's rights of remedies, either at law or in equity, or to relieve LICENSEE of any obligation, accrued prior to such termination.

                                    ARTICLE X
                                     NOTICES

All notices and demands which shall or may be given or required pursuant to this Agreement shall be in writing and effective upon receipt. Any notice under this Agreement shall be addressed to the party to whom such notice is to be given as follows:

LICENSOR:
---------
Ampex  Corporation
500  Broadway,  M.S.  1101
Redwood  City,  CA  94063-3199

Attn:  General  Counsel

LICENSEE:
---------
UltraCard,  Inc.
1550  S.  Bascom  Ave.
Campbell,  CA  95008-0656

Attn:  President

                                   ARTICLE XI
                             SUCCESSORS AND ASSIGNS

Section  1.     Neither  this Agreement nor any of the rights and other benefits
-----------
established by it shall be directly or indirectly assigned, transferred, divided or shared by LICENSEE to or with any person, association, corporation or other legal entity whatsoever, without prior written consent of LICENSOR, except to successors by merger, acquisition, reorganization or consolidation of, or to purchasers of, the entire business relation to the subject matter of this Agreement and associated goodwill of LICENSEE, and except as provided in Section 2 of this ARTICLE.

Section  2.     LICENSEE  may,  by  thirty (30) days written notice to LICENSOR,
-----------
extend the rights, benefits and obligations of this Agreement to any SUBSIDIARY of LICENSEE, but only for so long as it remains a SUBSIDIARY of LICENSEE. Each notice shall state the name and address of such SUBSIDIARY. Thereupon, this Agreement shall be binding upon and inure to the benefit of said SUBSIDIARY, but not its SUBSIDIARIES, successors, or assigns. In the event of such extensions by LICENSEE to a SUBSIDIARY, LICENSEE shall remain primarily liable for all obligations of such SUBSIDIARY under this Agreement.

Section 3.     This Agreement may be assigned by LICENSOR and shall inure to the
----------
benefit of such assigns and any successors of LICENSOR. LICENSOR shall provide notice to LICENSEE of any such assignment.

                                   ARTICLE XII
                            MISCELLANEOUS PROVISIONS

Section  1.     It  is  the  intention of the parties hereto that this Agreement
-----------
shall be construed, interpreted and applied in accordance with the laws of the State of California, United States of America.

Section 2.     This Agreement sets forth the only agreement and understanding of
----------
the parties on the subject of MAGNETIC CARDS and MAGNETIC CARD RECORDERS with the exception of the Confidentiality Agreement dated as of August 27, 1999, and except for that agreement which shall remain in force in accordance with its terms, merger all prior discussions between them, terminated and supersedes any prior negotiations, memoranda or agreements, whether oral or written, and neither of the parties shall be bound by any conditions, definitions, warranties or representations other than expressly provided in this Agreement. Or as duly set forth on or subsequent to the date hereof in writing and signed by a proper and duly authorized officer of the party to be bound thereby.

Section  3.     This  Agreement has been prepared in the English language. It is
-----------
understood that the English text of this Agreement shall be the official governing version of the Agreement. Each party will receive one English copy of this Agreement executed by all other parties.

Section  4.      Nothing  contained  in  this  Agreement  shall be construed as:
-----------

(a) conferring an obligation upon either LICENSOR or LICENSEE to bring or prosecute actions or suits against third parties for infringement; or
(b) an obligation by either party to furnish any technical information or know-how to the other party.

Section 5.     It is understood and agreed that no representation us made and no
----------
warranty is given by LICENSOR that LICENSED PRODUCTS manufactured, used, sold, leased or otherwise disposed of by LICENSEE under the terms of this Agreement are free of claims of infringement of the patent rights of third parties.

Section 6.     In the event LICENSOR shall hereafter grant any license under the
----------
KEEPERED MEDIA PATENTS and KEEPERED MEDIA TECHNOLOGY for monetary consideration including a royalty, at a rate more favorable than that provided herein, LICENSOR shall notify LICENSEE thereof and effective upon the date of such other license and for as long as such more favorable royalty rate is in effect, the royalty rate applicable to the license granted to LICENSEE herein shall be reduced to the royalty rate specified in such other license, but only if LICENSEE accepts any less favorable monetary and other terms that may be included in the agreement under which such other license is granted. This Section shall not apply in cases where LICENSOR receives in lieu of or in addition to a cash royalty, a grant of patent rights, a royalty-free or other license, or other considerations than that provided in this Agreement.

Section  7.     If any of the claims of a KEEPERED MEDIA PATENT shall be held to
-----------
be invalid or limited as to scope by a court of last resort, or by a lower court of competent jurisdiction from whose decree no appeal is taken or certiorari granted, within the period allowed therefor, the construction placed upon the such KEEPERED MEDIA PATENT by the courts shall be followed from and after the date of entry of the decree of such court, and royalties shall thereafter be payable by LICENSEE only in accordance with such construction until the same shall be modified or reversed by a subsequent court decree, and with respect to claims which are by any such decree held to be invalid, LICENSEE shall be relieved of its obligation to make reports and to pay royalties on LICENSED PRODUCTS sold under and covered only by said claims, until the decision with respect to such claims shall be modified or reversed by a subsequent court decree.

Section  8.     Unless  otherwise specifically agreed to in writing by LICENSOR,
-----------
LICENSEE agrees not to use the trade name "AMPEX" or the trademark "AMPEX" in any of their forms, in any manner with respect to LICENSED PRODUCTS. Unless otherwise specifically agreed to in writing by LICENSOR and except as provided under Article VI of this Agreement, LICENSEE agrees not to use any identification names, marks, or symbols with respect to LICENSED PRODUCTS that in any respect resemble those used on similar products manufactured by or for LICENSOR.

Section  9.     LICENSEE agrees that it will not export or reexport, directly or
-----------
indirectly, any products made under KEEPERED MEDIA PATENTS to any country in violation of any United States export control laws or regulations as the same may be modified from time to time.

Section 10.     LICENSOR and LICENSEE agree that neither will willfully disclose
-----------
the  terms  and  conditions  of  this  License  Agreement  except:

a. With the prior written consent of the other party, which consent shall not be unreasonably withheld, or

b. By disclosure to a court or government body having jurisdiction to call therefor, or

c.   As may be necessary to establish its rights hereunder.


AMPEX  CORPORATION                               ULTRACARD,  INC.

By:       /s/  XXX                               By:       /s/  XXX
   --------------------------                       ----------------------------

Title:     Vice  President                       Title:     President
      -----------------------                          -------------------------

Date:    November 12, 1999                       Date:     November 12, 1999
     ------------------------                         --------------------------

                               AMPEX  CORPORATION
                           KEEPERED MEDIA PATENT LIST
                               SCHEDULE A - PART 2


Reference Number  Country       Patent No.        Expiration date
----------------  --------  -------------------  ------------------

3219              U.S.A.                4985795  January 15, 2008
                  JAPAN                 2027179  December 15, 2006
                  KOREA                  103266  December 15, 2006
                  TAIWAN                NI28358  December 31, 2002
3246              U.S.A.                5041922  July 23, 2010
                  AUSTRLA                594998  December 15, 2002
                  CANADA                1322407  September 21, 2010
                  JAPAN                 2704957  December 15, 2006
                  KOREA                   86611  December 15, 2001
                  TAIWAN               NI-28422  January 15, 2003
3261              U.S.A                 5153796  October 6, 2009
                  CANADA                1279726  January 29, 2008
                  JAPAN                 2571805  December 15, 2006
                  KOREA                  115084  December 15, 2006
                  TAIWAN               NI-49682  May 26, 2005
3336              U.S.A.                5189572  February 23, 2010
3386              U.S.A.                5130876  December 8, 2009
                  JAPAN     Application pending
                  KOREA     Application pending
3512              U.S.A.                5039655  July 28, 2009
3849              U.S.A.                5729413  December 20, 2015
                  EURPAT    Application pending
                  JAPAN     Application pending
3856              U.S.A.                5870260  February 9,2017
                  U.S.A.    Application pending
                  EURPAT    Application pending
                  JAPAN     Application pending
                  KOREA     Application pending
3858              U.S.A.                5861220  August 6, 2016
3859              U.S.A.                5843565  October 31, 2016
                  P.C.T.    Application pending
3860              U.S.A.                5830590  June 28, 2016
                  U.S.A.    Application pending
                  EURPAT    Application pending
                  JAPAN     Application pending

                                AMPEX  CORPORATION
                            KEEPERED MEDIA PATENT LIST

                                SCHEDULE A-PART 1


Reference                         Title                        First Filing Date
Number
3219    MAGNETIC TRANSDUCER HAVING A SATURABLE KEEPER AND A         Dec 13, 1985
        RECORDING/REPRODUCING APPARATUS UTILIZING THE
        TRANSDUCER

3246    MAGNETIC RECORDING MEDIUM HAVING A MAGNETICALLY             Dec 13, 1985

3261    METHOD AND APPARATUS FOR MAGNETIC TRANSDUCING               Dec 13, 1985

3336    MAGNETIC CONTROL OF A TRANSDUCER SIGNAL TRANSFER ZONE       Mar 24, 1986
        TO EFFECT TRACKING OF A PATH ALONG A RECORD MEDIUM

3386    SOLID STATE SCANNING TRANSDUCER THAT UTILIZES LOW FLUX      Dec 8, 1989
        DENSITIES

3512    THIN FILM MEMORY DEVICE HAVING SUPERCONDUCTOR KEEPER        Jul 29, 1989
        FOR ELIMINATING MAGNETIC DOMAIN CREEP

3849    TWO-GAP MAGNETIC READ/WRITE HEAD                            Dec 20, 1995

3856    IMPROVED MAGNETIC RECORDING SYSTEM HAVING A                 Dec 20, 1995
        SATURABLE LAYER AND DETECTION USING MR ELEMENT

3858    METHOD AND APPARATUS FOR PROVIDING A MAGNETIC STORAGE       Aug 6, 1996
        AND REPRODUCING MEDIA WITH A KEEPER LAYER HAVING
        LONGITUDINAL ANISOTROPY

3859    PARTICULATE MAGNETIC MEDIUM UTILIZING KEEPER                Oct 31, 1996
        TECHNOLOGY AND METHOD OF MANUFACTURE

3860    MAGNETIC STORAGE AND REPRODUCING SYSTEM WITH A LOW          Jun 28, 1996
        PERMEABILITY KEEPER AND A SELF-BIASED MAGNETORESISTIVE
        REPRODUCE HEAD